UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 27, 2015, CommScope Holding Company, Inc. (“Holdings”), filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, that Holdings and CommScope, Inc. (“CommScope” and, together with Holdings, the “Company”) and TE Connectivity Ltd., a Swiss corporation (“Seller” or “TE Connectivity”), entered into a stock and asset purchase agreement, pursuant to which the Company has agreed to acquire (the “Acquisition”) the Broadband Network Solutions Business of Seller.

The Acquisition is expected to close by the end of 2015 subject to consummation of contemplated financing, regulatory approvals and other customary closing conditions. These and the risks associated with the closing of the Acquisition are discussed in greater detail in Holdings’ Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Holdings is filing this Current Report on Form 8-K in order to make publicly available certain unaudited pro forma financial information of Holdings reflecting the Acquisition described in Items 9.01(b) below and incorporated by reference herein. The unaudited pro forma financial information also reflects (i) the issuance by CommScope of $500.0 million in aggregate principal amount of 4.375% senior secured notes due 2020 (the “Secured Notes”), (ii) the issuance by CommScope Technologies Finance LLC, which will merge with and into CommScope Technologies LLC, an indirect subsidiary of CommScope, substantially simultaneously with the consummation of the Acquisition, with CommScope Technologies LLC continuing as the surviving entity, of $1.5 billion in aggregate principal amount of 6.000% senior unsecured notes due 2025 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”) and (iii) the $1,250 million in additional borrowings (the “incremental term loan facility”) by CommScope Finance LLC, which will merge with and into CommScope substantially simultaneously with the consummation of the Acquisition, with CommScope continuing as the surviving entity, under the term loan portion of the Company’s senior secured credit facilities (the “existing term loan facility”), including, in each case, the Company’s use of the proceeds therefrom. The Company intends to use the net proceeds from the Unsecured Notes and the Incremental Term Loan Facility, together with cash on hand, to finance the Acquisition, and it intends to use the net proceeds from the Secured Notes, together with cash on hand, to repay a portion of the principal amount outstanding under the Company’s existing term loan facility.

The Notes are expected to close on June 11, 2015, and the incremental term loan facility is expected to close on June 29, 2015. The proceeds of the Unsecured Notes and the borrowings under the incremental term loan facility will be placed into escrow accounts and will be released, subject to certain conditions, substantially simultaneously with consummation of the Acquisition.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, the Acquisition and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and TE Connectivity as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the control of the Company and TE Connectivity. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory approvals in a timely manner, on terms acceptable to the Company or TE Connectivity or at all; failure to satisfy other closing conditions to the proposed transactions; the risk that the Company will be required to pay the reverse break-up fee under the Stock and Asset Purchase Agreement relating to the Acquisition; the risk that the TE Connectivity businesses to be acquired will not be integrated successfully into the Company or that the Company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure by the Company to realize anticipated benefits of the acquisition; risks relating to unanticipated costs of integration;

risks from relying on TE Connectivity for various critical transaction services for an extended period; reductions in customer spending and/or a slowdown in customer payments; failure to manage potential conflicts of interest between or among customers; unanticipated changes relating to competitive factors in the telecommunications industry; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; changes in legislation or governmental regulations affecting the Company and the TE Connectivity businesses to be acquired; international, national or local economic, social or political conditions that could adversely affect the Company, the TE Connectivity businesses to be acquired or their customers; conditions in the credit markets that could impact the costs associated with financing the acquisition; risks associated with assumptions made in connection with the critical accounting estimates, including segment presentation, and legal proceedings of the Company and/or the TE Connectivity businesses to be acquired; and the international operations of the Company and/or the TE Connectivity businesses to be acquired, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and/or the TE Connectivity businesses to be acquired, including those described in each of the Company’s and TE Connectivity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

1.	The unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number:	Description

99.1	Unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31, 2014, the three months ended March 31, 2015 and as of March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: June 10, 2015

	By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number:	Description

99.1	Unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31, 2014, the three months ended March 31, 2015 and as of March 31, 2015

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